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                                  FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 18, 1994


                            Baltimore Bancorp
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Maryland                          1-9821                  52-1351635
___________________________________________________________________________
(State or other                (Commission              (IRS Employer
jurisdiction of                File Number)           Identification No.)
incorporation)



120 East Baltimore Street, Baltimore, Maryland                      21202
___________________________________________________________________________
(Address of principal executive office)                          (Zip Code)



Registrant's telephone number, including area code:    (410) 244-3360


                             Not Applicable
___________________________________________________________________________
     (Former name or former address, if changed since last report)





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Item 5.  Other Events.

         On January 26, 1994, the Board of Directors of Baltimore
Bancorp (the "Company") amended and restated the Company's By-laws.

         The Company has designated Wednesday, April 27, 1994 as the date of the 1994 Meeting of Stockholders and fixed the close of business on March 18, 1994 as the record date for determining stockholders entitled to notice of and to vote at such meeting. The Company issued a press release on February 18, 1994 describing the meeting and record date information and providing additional information about the Company. Such press release is filed as
Exhibit 99 hereto and is incorporated by reference herein.

         In accordance with the public disclosure provisions of
Article I, Section 1.01 and Article II, Section 2.13 of the Company's By-laws, as amended and restated, written notices of any nomination of directors by any stockholder for the 1994 Annual Meeting of Stockholders and written notice of any business to be brought by any stockholder for the 1994 Annual Meeting, respectively, must be delivered to, or mailed to and received by, the secretary of the Company at its principal executive offices, 120 East Baltimore Street, Baltimore, Maryland 21202, not later than Monday, March 14, 1994. Such By-law provisions further specify the procedures to be followed and the information required to be furnished by any stockholder in order to make nominations of directors at an annual meeting of stockholders or to bring business before a meeting of stockholders.


Item 7.  Financial Statements and Exhibits.

         (a)    Not applicable.
         (b)    Not applicable.
         (c)    Exhibits.

         3(ii)  Registrant's By-laws, as amended and restated.

         99     Press Release dated February 18, 1994.

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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Baltimore Bancorp
                                _______________________________
                                (Registrant)



                              /s/ Joseph A. Cicero
                              _________________________________
                              Name:     Joseph A. Cicero
                              Title:    Executive Vice President and
                                        Chief Financial Officer



Date:  February 18, 1994







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                             EXHIBIT INDEX


Exhibit
Number                                            Identity of Exhibit

3(ii)     Registrant's By-laws, as amended and restated.

99        Press Release dated February 18, 1994.
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